UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2024

BROWN & BROWN, INC.

(Exact name of registrant as specified in its charter)

Florida	001-13619	59-0864469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 North Beach Street, Daytona Beach, Florida 32114

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (386) 252-9601

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

The information contained in this Current Report on Form 8-K, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 2.02 and 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K that is furnished under this Item 2.02 and 7.01, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Segment Reorganization

On January 22, 2024, Brown & Brown, Inc. (the “Company”) issued a press release announcing that in conjunction with the divestiture of certain businesses within the Company’s Services segment in the fourth quarter of 2023, it had aligned its business from four to three segments beginning in 2024. As a result of the segment reorganization, the Services segment was eliminated as a business segment. Effective for fiscal year 2024, which began January 1, 2024, the Company will report its financial results in the following three reportable segments: Retail, Programs and Wholesale Brokerage.

The Company’s new business segment structure reflects that the ongoing operations that had been part of the Services segment were integrated into the operation and management of the Retail segments, where the services provided more closely align with the services in Retail than they do with the Company’s other ongoing segments. The historical results for the businesses that were sold were combined with the Programs segment as they either derived a certain portion of their business from activities associated with managing general underwriter (MGU) programs in this segment or have similar customers to other businesses in the Programs segment.

Supplemental Information

The Company is providing Exhibit 99.1 to this Current Report on Form 8-K, as supplemental information, unaudited historical business segment information for each quarter of the Company’s fiscal year 2023 and for each of the full years from 2019 -2023, as recast to reflect the new business segment structure. Exhibit 99.1 is furnished herewith and is incorporated herein by reference. The segment reorganization has no impact to the Company’s previously reported consolidated statements of income, balance sheets, statements of cash flows, statements of comprehensive income or statements of shareholders’ equity. The Company did not operate under the realigned segment structure for any of these prior periods. The information in this Current Report on Form 8-K, including Exhibit 99.1, should be read in conjunction with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2023, June 30, 2023 and September 30, 2023, which reports have previously been filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Brown & Brown, Inc. Historical Business Segment Information as Reclassified for Segment Changes.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2024

BROWN & BROWN, INC.
(Registrant)

By:	/s/ Anthony M. Robinson
Anthony M. Robinson Secretary